UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 27, 2006
SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-8641	22-2168890

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(973) 948-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On September 25, 2006, we issued $100,000,000 aggregate principal amount of our 7.5% Junior Subordinated Notes Due 2066 (the “Securities”) pursuant to a Prospectus Supplement dated September 19, 2006 (the “Prospectus Supplement”) to the Prospectus dated September 18, 2006 filed as part of our Registration Statement on Form S-3 (Registration No. 333-137395; effective immediately pursuant to Rule 462(e) of Regulation C of the Securities and Exchange Act of 1933, as amended) filed with the Securities and Exchange Commission.
     The Securities were issued under the Junior Subordinated Debt Indenture, dated as of September 25, 2006, between Selective Insurance Group, Inc. (“Selective”) and U.S. Bank National Association (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 25, 2006, between Selective and the Trustee (the “Supplemental Indenture”). We sold the Securities pursuant to an Underwriting Agreement dated September 20, 2006 (the “Underwriting Agreement”) among Selective, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Market, LLC, as representatives of the Underwriters named in Schedule A to the Underwriting Agreement.
     From December 15, 2006 until maturity on September 27, 2066, interest on the Securities will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year and on September 27, 2066, at an annual rate equal to 7.5%, subject to our right to defer interest payments for up to 10 years and other conditions. At our option, we may redeem the Securities in whole or in part at 100% of their aggregate principal amount, together with any accrued and unpaid interest, on or after September 26, 2011 or in whole, but not in part, before September 25, 2011 upon the occurrence of a tax event, as defined in the Prospectus Supplement.
     The preceding is a summary of the terms of the Underwriting Agreement, the Supplemental Indenture and the Securities and is qualified in its entirety by reference to the Underwriting Agreement, attached as Exhibit 1.1 hereto, the Supplemental Indenture, attached as Exhibit 4.1 hereto, and the Form of 7.5% Junior Subordinated Notes due 2066, attached as Exhibit 4.2 hereto, and each is incorporated herein by reference as though it were fully set forth herein.
Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth above under Item 1.01 of this Current Report on Form 8-K is also responsive to Item 2.03 of this report, and is hereby incorporated by reference into this Item 2.03.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
1.1	Underwriting Agreement, dated September 20, 2006, among Selective Insurance Group, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Market, LLC.
4.1	First Supplemental Indenture, dated as of September 25, 2006, between Selective Insurance Group, Inc. and U.S. Bank National Association, as trustee.
4.2	Form of 7.5% Junior Subordinated Notes due 2066 of Selective Insurance Group, Inc. (included in Exhibit 4.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.
Date: September 27, 2006	By:	/s/ Michael H. Lanza
Michael H. Lanza
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 20, 2006, among Selective Insurance Group, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Market, LLC.

4.1	First Supplemental Indenture, dated as of September 25, 2006, between Selective Insurance Group, Inc. and U.S. Bank National Association, as trustee.

4.2	Form of 7.5% Junior Subordinated Notes due 2066 of Selective Insurance Group, Inc. (included in Exhibit 4.1)

4